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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A/A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934




                            Breakway Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                               04-3285165
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(State of incorporation                            (IRS Employer
or organization)                               Identification No.)

                        50 Rowes Wharf, Boston, MA 02110
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(Address of principal executive offices)             (Zip Code)

If this form relates to the registration of a              If this form relates to the registration of a
class of securities pursuant to Section 12(b) of           class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to              the Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                General Instruction A.(d), please check the
following box.   [  ]                                      following box.   [ x ]

Securities Act registration statement file number to which this form relates: 333-83343
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                      Name of Each Exchange on Which
         to be So Registered                      Each Class is to be Registered
         -------------------                      ------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:


                  Common Stock, $.000125 par value per share
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                                (Title of Class)



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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.000125 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-83343) is incorporated herein by reference.


Item 2:  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Form of Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to
                  Exhibit 3.3 to the Company's Registration Statement on Form
                  S-1.

         4. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.




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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       Breakaway Solutions, Inc.




                                       By:      /s/Kevin Comerford
                                                ------------------
                                                Kevin Comerford
                                                Vice President, Administration
                                                  and Chief Financial Officer

October 4, 1999